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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 1997
                                                  -----------------------------


                           CITYSCAPE FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                    0-27314                  11-2994671
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State or Other Jurisdiction          Commission              (IRS Employer
     of Incorporation               File Number           Identification No.)


       565 Taxter Road, Elmsford, New York                    10523-5200
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     (Address of Principal Executive Offices)                  Zip Code


Registrant's telephone number, including area code: (914) 592-6677
                                                    ----------------------------

                   -----------------------------------------------
                           Former name or former address,
                            if changed since last report


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Item 5. Other Events.

        On April 24, 1997, Cityscape Financial Corp. issued a press release announcing earnings for the quarter ended March 31, 1997. A copy of this press release, dated April 24, 1997, has been filed with this Form 8-K as
Exhibit 99.1 and is hereby incorporated by reference.


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits

            99.1 Press Release, dated April 24, 1997

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CITYSCAPE FINANCIAL CORP.
                                         (Registrant)


                                       By: /s/ Robert C. Patent
                                           ------------------------------
                                       Name: Robert C. Patent
                                       Title: Executive Vice President

Dated: April 30, 1997

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                               INDEX TO EXHIBITS

Exhibits   Description                                       Page
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  99.1     Press Release, dated April 24, 1997